Oppenheimer Multiple Strategies Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Multiple Strategies Fund/VA

Objective
Oppenheimer Multiple Strategies Fund/VA, a series of Oppenheimer Variable Account Funds, seeks a total investment return, which includes current income and capital appreciation, from investments in common stocks and other equity securities, bonds and other debt securities and money market securities.
Narrative by Richard Rubinstein, Co-Portfolio Manager
Oppenheimer Multiple Strategies Fund/VA provided an average annual total return of 6.44% for the fiscal year that ended December 31, 2000.[1]
        The Fund is broadly diversified, incorporating several investment styles and asset classes. Many of these sectors performed well in the second half of the period, as the stock market’s advance began to broaden out from a narrow list of technology stocks. In addition, our fixed-income investments provided strong returns in the first half of the year, as well as broad diversification.
        During roughly the first quarter of the reporting period, many investors achieved short-term success by investing in stocks with plenty of forward price momentum—often regardless of fundamentals and valuations.
The Fund’s technology holdings participated in this trend, producing strong returns during the period.
        Subsequently, however, momentum investing fell out of favor. Investors turned instead to companies with strong business fundamentals, which they found in a number of different areas. The resulting broadening of the market benefited many of the sectors in which the Fund invests. In addition, our judicious stock selections within sectors bolstered performance over the fiscal year.
        For example, during the sharp correction in technology stocks in March and April, our carefully selected technology holdings avoided the brunt of the decline. Although some of our holdings declined with the rest of the sector, we fared better than the technology group as a whole. Steadily focusing on business fundamentals, we emphasized companies with good current earnings, and avoided the more speculative “dot-com” stocks.
        The core of our technology holdings currently includes industry leaders such as International Business Machines Corp. (IBM) and Intel Corp. We have complemented these core holdings with shorter-term positions in opportunistic investments, such as semiconductors and semiconductor equipment manufacturers. After the April correction, we also established very modest positions in former technology highfliers that we believe will prosper through market-niche dominance.
        Also contributing notably to our performance were our value-oriented energy services stocks. These rallied strongly in the wake of rising crude oil prices and a resumption of exploration activity among major oil producers. Even as oil prices have begun to fall, we believe energy services stocks will continue to benefit. Financial stocks, including banks and insurance companies, began to move higher when signs of an economic slow down hinted that interest rates might be near their peak.
        On the other hand, international stocks overall lagged their U.S. counterparts over the past year. Non-U.S. companies have been particularly hurt by a strong U.S. dollar, which has eroded their value for U.S. investors. Therefore, during the year we slightly reduced the Fund’s exposure to international stocks.[2]
Our bond holdings, which represented approximately 38% of the Fund’s net assets as of December 31, delivered strong returns over the first several months of the period. That’s primarily because we emphasized U.S. government securities, which generally performed well, and avoided corporate bonds, which lagged. Our investments in long-term U.S. Treasury securities and zero-coupon bonds did particularly well: Prompted by a national budget surplus, the U.S. Treasury began buying back existing long-term securities. The resulting decrease in supply effectively pushed up the demand forand prices ofthese securities.

Because of ongoing market volatility, the Fund’s returns may fluctuate and may be less than the results shown.
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account.
2. The Fund’s portfolio is subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Multiple Strategies Fund/VA

Emerging-market Brady Bonds also performed well early in the period, as Latin American economies improved. In view of political and currency uncertainties toward year-end, however, we reduced our emerging-market holdings, notably Argentine bonds. We also modestly increased our allocation to U.S. high-yield bonds, taking advantage of attractive valuations in the sector.
        Looking ahead, we continue to find good values among fundamentally strong companies throughout the stock market. As the marketplace has become highly rotational, we are emphasizing quality companies in various out-of-favor industries. Recently, for instance, we increased our exposure to basic-industry and broadcasting companies that we believe are inexpensively valued and dominant in their markets. In addition, we continue to feel positive about our financial holdings. We believe that these businesses could be in a position to benefit from lower interest rates, should the economy continue to slow moderately.
Regardless of where we continue to find opportunities over the near term, however, we want to again stress that we are long-term investors. After all, having a long-term perspective is an important part of what makes OppenheimerFunds The Right Way to Invest.
Management’s discussion of performance.During the fiscal year that ended December 31, 2000, Oppenheimer Multiple Strategies Fund/VA operated in an environment primarily characterized by widespread volatility. Over the reporting period, the Fund remained consistent to its objective of providing total return with capital preservation. The Fund’s performance was positively influenced by the return to favor of value stocks, after a long period in which growth stocks generally drove stock market returns. In addition, the Fund’s performance benefited from diversification from a broad array of investment styles (including growth and value), industry groups (including energy and financials), market capitalizations (including mid- and small-capitalization stocks) and asset classes (stocks and bonds). The Fund’s portfolio holdings, allocations and investment style are subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Multiple Strategies Fund/VA

Comparing the Fund’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
        The Fund’s performance is compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.

Because of ongoing market volatility, the Fund’s performance has been subject to short-term fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please call us at 1.800.981.2871.
Total returns include changes in net asset value per share and does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—51.4%

Basic Materials—3.9%

Chemicals—2.8% Bayer AG, Sponsored ADR	15,000	$ 790,036

Dow Chemical Co.	62,000	2,270,750

Engelhard Corp.	133,000	2,709,875

Ferro Corp.	10,000	230,000

Goodrich (B.F.) Co.	64,000	2,328,000

Hercules, Inc.(1)	70,000	1,334,375

IMC Global, Inc.	104,834	1,631,479

Lyondell Chemical Co.	90,000	1,378,125

Praxair, Inc.	33,000	1,464,375

Rohm & Haas Co.	62,000	2,251,375

Syngenta AG(2)	170	9,127

Syngenta AG(2)	1,018	< u> 54,593 16,452,110

Metals—0.2% Alcoa, Inc.	37,500	1,256,250

Paper—0.9% Georgia Pacific Corp.	60,000	1,867,500

Sonoco Products Co.	95,000	2,054,375

UPM-Kymmene Oyj	34,000	1,166,771 5,088,646

Capital Goods—2.3%

Industrial Services0.5% Pittston Brink’s Group	119,000	2,365,125

Service Corp. International(2)	235,000	411,250 2,776,375

Manufacturing—1.8% Coherent, Inc.(1) (2)	50,000	1,625,000

Gaylord Container Corp., Cl. A(2)	9,232	9,232

Millipore Corp.	25,000	1,575,000

Morgan Crucible Co. plc	292,800	1,285,911

Pall Corp.	120,000	2,557,500

Trinity Industries, Inc.	46,000	1,150,000

Tyco International Ltd.(1)	41,159	2,284,324 10,486,967

Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Communication Services—3.6%

Telecommunications: Long Distance—1.6% Allegiance Telecom, Inc.(2)	97,000	$ 2,159,766

Brocade Communications Systems, Inc.(1)(2)	5,100	468,244

ECI Telecommunications Ltd.	152,800	2,136,812

Intermedia Communications, Inc.(2)	393	2,825

Intermedia Communications, Inc.(2)(3)	201	1,372

NTL, Inc.(2)	83,000	1,986,812

Verizon Communications	32,000	1,604,000

WorldCom, Inc.(2)	96,000	1,350,000 9,709,831

Telephone Utilities—0.8% SBC Communications, Inc.(1)	88,000	4,202,000

Tele Norte Leste Participacoes SA (Telemar)	26,283,402	431,317

Tele Norte Leste Participacoes SA (Telemar), Preference	3,077,585	66,286

Telefonica SA, BDR(2)	15,026	244,654 4,944,257

Telecommunications: Wireless—1.2% AT&T Wireless Group	150,000	2,596,875

Dobson Communications Corp., Cl. A(2)	100,000	1,462,500

Millicom International Cellular SA (2)	108,900	2,504,700

Telesp Celular Participacoes SA	49,153,261	337,267 6,901,342

Consumer Cyclicals—5.4%

Autos & Housing—0.3% Borg-Warner Automotive, Inc.	30,000	1,200,000

IRSA Inversiones y Representaciones SA	323,901	541,782

Lear Corp.(2)	7,000	173,687 1,915,469

Leisure & Entertainment—2.2% Brunswick Corp.	84,000	1,380,750

Callaway Golf Co.	140,000	2,607,500

Carnival Corp.	15,000	462,187

Hasbro, Inc.	157,000	1,668,125

Host Marriott Corp.	130,000	1,681,875

International Game Technology(1)(2)	24,000	1,152,000

Mattel, Inc.	144,000	2,079,364

Shimano, Inc.	100,000	1,965,849 12,997,650

Media1—.2% Donnelley (R.R.) & Sons Co.	107,000	2,889,000

Reed International plc	180,000	1,882,188

South China Morning Post Holdings Ltd.	1,608,000	1,195,708

Time Warner, Inc.(1)	27,000	1,410,480 7,377,376

Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Communication Services— 3.6%

Retail: General—0.2% Federated Department Stores, Inc.(2)	41,000	$ 1,435,000

Retail: Specialty—1.0% Borders Group, Inc.(2)	180,000	2,103,750

Gap, Inc.	100,000	2,550,000

Pacific Sunware of California, Inc.(2)	52,900	1,355,562 6,009,312

Textile/Apparel & Home Furnishings—0.5% Jones Apparel Group, Inc.(1)(2)	101,000	3,250,937

Consumer Staples—5.7%

Broadcasting—2.4% AT&T Corp./Liberty Media Corp., Cl. A(2)	87,000	1,179,937

Clear Channel Communications, Inc.(1)(2)	48,340	2,341,469

Cox Radio, Inc., Cl. A	104,800	2,364,550

EchoStar Communications Corp., Cl. A(2)	65,000	1,478,750

Emmis Communications Corp., Cl. A(2)	82,800	2,375,325

General Motors Corp., Cl. H(1)(2)	68,000	1,564,000

Infinity Broadcasting Corp., Cl. A(2)	65,000	1,815,937

Societe Europeenne des Satellites	6,000	901,344 14,021,312

Entertainment—2.0% News Corp. Ltd. (The), Sponsored ADR, Preference	71,400	2,075,062

Nintendo Co. Ltd.	13,700	2,158,170

Royal Caribbean Cruises Ltd.	63,000	1,666,350

Viacom, Inc., Cl. B(1)(2)	130,000	6,077,500 11,977,082

Food & Drug Retailers—0.1% Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	14,000	511,000

Household Goods—0.4% Wella AG	55,900	2,220,095

Wella AG, Preference, Non-Vtg.	5,200	218,726 2,438,821

Tobacco—0.8% Philip Morris Cos., Inc.(1)	103,000	4,532,000

Energy—5.2%

Energy Services—2.1% Coflexip SA, Sponsored ADR	19,000	1,194,625

Cooper Cameron Corp.(1)(2)	36,500	2,411,281

Core Laboratories NV(2)	40,400	1,103,425

ENSCO International, Inc.	60,500	2,060,781

Input/Output, Inc.(2)	1,000	10,187

Petroleum Geo-Services ASA, Sponsored ADR(2)	130,000	1,730,625

Santa Fe International Corp.(1)	72,000	2,308,500

Transocean Sedco Forex, Inc.(1)	36,700	1,688,200 12,507,624

Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Oil: Domestic—1.4% Devon Energy Corp.	37,538	$ 2,288,692

Exxon Mobil Corp.(1)	38,593	3,355,179

Unocal Corp.	70,000	2,708,125 8,351,996

Oil: International—1.7% Anderson Exploration Ltd.(2)	81,400	1,845,320

Berkley Petroleum Corp.(2)	181,100	1,362,470

Petroleo Brasileiro SA, Preference	33,300	781,782

Talisman Energy, Inc.(2)	86,010	3,186,722

TotalFinaElf SA, B Shares	1,700	252,827

TotalFinaElf SA, Sponsored ADR	17,100	1,242,956

Westport Resources Corp.(2)	50,000	1,096,875
		9,768,952

Financial— 9.2%

Banks—4.5% ABN Amro Holding NV	62,700	1,425,808

Banco Frances del Rio de la Plata SA	95,000	651,793

Bank of America Corp.(1)	158,300	7,262,012

Chase Manhattan Corp.(1)	210,550	9,566,866

FleetBoston Financial Corp.	57,000	2,141,062

Knight Trading Group, Inc.(1)(2)	1,500	20,906

Societe Generale, Cl. A	34,000	2,113,276

UBS AG	8,350	1,362,897

UniCredito Italiano SpA	414,000	2,165,08 5 26,709,705

Diversified Financial—1.4% C.I.T. Group, Inc., Cl. A	140,000	2,817,500

Equifax, Inc.	8,500	243,844

Franklin Resources, Inc.	40,000	1,524,000

Freddie Mac	15,200	1,046,900

ICICI Ltd., Sponsored ADR	35,500	372,750

Morgan Stanley Dean Witter & Co.(1)	32,100	2,543,925 8,548,919

Insurance—1.4% ACE Ltd.	50,000	2,121,875

Aetna, Inc.(1)(2)	31,000	1,272,937

Skandia Forsakrings AB	67,500	1,098,114

XL Capital Ltd., Cl. A	39,900	3,486,262 7,979,188

Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Real Estate Investment Trusts—1.5% Brandywine Realty Trust	62,000	$ 1,282,625

Camden Property Trust	51,000	1,708,500

CarrAmerica Realty Corp.	53,000	1,659,563

Developers Diversified Realty Corp.	82,000	1,091,625

Equity Office Properties Trust	33,960	1,107,945

JDN Realty Corp.	60,000	633,750

Shurgard Storage Centers, Inc.	44,000	1,075,250 8,559,258

Savings & Loans—0.4% Washington Mutual, Inc.(1)	48,000	2,547,000

Healthcare—4.3%

Healthcare/Drugs—3.7% Alkermes, Inc.(1)(2)	22,000	690,250

American Home Products Corp.	45,500	2,891,525

AstraZeneca Group plc	40,900	2,037,306

GlaxoSmithKline plc, ADR	32,433	1,816,248

Human Genome Sciences, Inc.(1) (2)	9,600	665,400

Johnson & Johnson(1)	45,995	4,832,350

Merck & Co., Inc.(1)	33,200	3,108,350

Monsanto Co.(2)	40,000	1,082,500

Mylan Laboratories, Inc.(1)	63,000	1,586,813

Novartis AG	1,700	3,005,554

Pliva d.d., GDR(4)	20,000	235,000 21,951,296

Healthcare/Supplies & Services—0.6% Affymetrix, Inc.(2)	3,200	238,200

Covance, Inc.(2)	185,000	1,988,750

Quintiles Transnational Corp.(2)	60,000	1,256,250 3,483,200

Technology—9.9%

Computer Hardware—2.8% Cabletron Systems, Inc.(2)	177,900	2,679,619

Canon, Inc.	48,000	1,681,261

Compaq Computer Corp.	72,000	1,083,600

International Business Machines Corp.(1)	117,600	9,996,000

Three-Five Systems, Inc.(2)	47,500	855,000 16,295,480

Computer Services—0.1% Palm, Inc.(2)	13,700	387,881

Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Computer Software—1.2% Computer Associates International, Inc.(1)	64,599	$ 1,259,690

Peoplesoft, Inc.(1) (2)	79,000	2,937,813

Red Hat, Inc.(2)	25,000	156,250

Structural Dynamics Research Corp.(2)	167	1,670

Synopsys, Inc.(1) (2)	35,000	1,660,313

Yahoo!, Inc.(1)(2)	26,100	784,631 6,800,367

Communications Equipment—0.8% Cisco Systems, Inc.(1)(2)	25,000	956,250

Extreme Networks, Inc.(2)	11,500	449,938

Lucent Technologies, Inc.	72,000	972,000

Methode Electronics, Inc., Cl. A(1)	80,000	1,835,000

Newport Corp.	8,000	628,875 4,842,063

Electronics—4.8% Analog Devices, Inc.(1)(2)	75,000	3,839,063

ASM Lithography Holding NV(2)	52,000	1,173,250

Cognex Corp.(2)	82,500	1,825,313

Cypress Semiconductor Corp.(2)	40,000	787,500

Intel Corp.(1)	191,000	5,741,938

JDS Uniphase Corp.(2)	13,000	541,938

Keyence Corp.	8,360	2,049,737

KLA Instruments Corp.(2)	86,000	2,897,125

Lam Research Corp.(2)	125,000	1,812,500

National Semiconductor Corp.(2)	85,000	1,710,625

QLogic Corp.(1)(2)	4,000	308,000

RF Micro Devices, Inc.(1)(2)	19,000	521,313

STMicroelectronics NV, NY Registered Shares(1)	52,800	2,260,500

Teradyne, Inc.(1)(2)	76,200	2,838,450 28,307,252

Photography—0.2% Eastman Kodak Co.(1)	16,000	630,000

Xerox Corp.	150,000	693,750 1,323,750

Transportation—1.2%

Railroads & Truckers—0.9% Burlington Northern Santa Fe Corp.(1)	61,000	1,727,063

Swift Transportation Co., Inc.(2)	85,000	1,684,063

Werner Enterprises, Inc.	99,400	1,689,800 5,100,926

Shipping—0.3% United Parcel Service, Inc., Cl. B	26,500	1,558,531
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Utilities—0.7%

Electric Utilities—0.3% Edison International	103,000	$ 1,609,375

Gas Utilities—0.4% Dynegy, Inc.(1) Total Common Stocks (Cost $233,800,283)	37,500	2,102,344 302,816,844

Preferred Stocks—1.1%

MediaOne Group, Inc., 7% Cv. Premium Income Exchangeable Securities (exchangeable for Airtouch plc common stock)	15,000	534,375

Qwest Trends Trust, 5.75% Cv.(4)	75,000	5,156,250

Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable Stock, Units (each unit consists of one preferred plus one warrant to purchase 5.3355 shares of Sovereign Bancorp common stock) (5) Total Preferred Stocks (Cost $5,385,614)	12,500	606,250 6,296,875
	Units

Rights, Warrants and Certificates—0.0%

Applera Corp. Celera, Cl. G Wts., Exp. 9/11/03(3)	249	14,940

Covergent Communications, Inc. Wts., Exp. 4/1/08(3)	1,000	10,500

HF Holdings, Inc. Wts., Exp. 9/27/09(3)	2,592	259

Terex Corp. Rts., Exp. 5/15/02(3) Total Rights, Warrants and Certificates (Cost $38,888)	4,000	66,000 91,699
	Principal Amount

Mortgage-Backed Obligations—1.6%

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates, 7%, 5/1/29	$ 4,367,307	4,376,828

Federal National Mortgage Assn., 6.50%, 11/1/27-12/1/27	3,400,898	3,358,387

Government National Mortgage Assn., 8%, 4/15/23 Total Mortgage-Backed Obligations (Cost $9,102,636)	1,341,707	1,381,945 9,117,160

U.S. Government Obligations—12.0%		;

Federal National Mortgage Assn. Nts.: 5.125%, 2/13/04 7.125%, 1/15/30	1,750,000 400,000	1,723,750 447,932

U.S. Treasury Bonds: 6%, 2/15/26 7.50%, 11/15/16 8.875%, 8/15/17	575,000 1,310,000 2,900,000	606,030 1,580,470 3,939,563

U.S. Treasury Bonds: STRIPS, 6.30%, 8/15/25(6) STRIPS, 6.54%, 8/15/15(6) STRIPS, 7.10%, 11/15/18 (6) STRIPS, 7.26%, 11/15/18(6) STRIPS, 7.31%, 8/15/19(6)	10,965,000 6,035,000 13,600,000 8,500,000 15,300,000	2,768,147 2,672,533 4,964,857 3,103,036 5,343,846
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

U.S. Government Obligations (continued)

U.S. Treasury Nts.: 5.75%, 8/15/03 5.875%, 9/30/02 6.125%, 8/15/07 6.25%, 2/15/07 6.375%, 8/15/02 6.50%, 8/15/05-10/15/06 7.50%, 11/15/01 Total U.S. Government Obligations (Cost $65,561,996)	$ 3,300,000 15,000,000 3,500,000 8,800,000 5,000,000 4,655,000 1,775,000	$ 3,350,018 15,167,040 3,685,665 9,302,216 5,087,555 4,960,225 1,804,426 70,507,309

Foreign Government Obligations—16.4%

Argentina—3.2% Argentina (Republic of) Debs., Bonos de Consolidacion de Deudas, Series FRB, 7.375%, 3/31/05(7)	2,448,000	2,231,352

Argentina (Republic of) Nts., 14.25%, 11/30/02(3)(7)	13,125,000	13,059,375

Argentina (Republic of) Par Bonds, 6%, 3/31/23(7)	5,000,000	3,456,250 18,746,977

Australia—0.5% New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04AUD	3,160,000	1,826,463

Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03AUD	1,800,000	1,110,363 2,936,826

Brazil—4.5% Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr., 8%, 4/15/14	17,116,599	13,276,062

Brazil (Federal Republic of) Eligible Interest Bonds, 7.625%, 4/15/06(7)	14,476,00 0	13,516,965 26,793,027

Canada—2.8% Canada (Government of) Bonds: 8.50%, 4/1/02CAD 8.75%, 12/1/05CAD 9.75%, 6/1/01CAD 9.75%, 12/1/01CAD Series WL43, 5.75%, 6/1/29CAD	1,500,000 12,200,000 2,000,000 3,000,000 3,670,000	1,039,005 9,313,34 4 1,357,310 2,078,589 2,508,159 16,296,407

Denmark—0.8% Denmark (Kingdom of) Bonds, 8%, 3/15/06DKK	32,100,000	4,582,888

Great Britain—0.7% United Kingdom Treasury Bonds, 6.75%, 11/26/04GBP	2,680,000	4,221,569

Mexico—0.7% United Mexican States Collateralized Fixed Rate Par Bonds, Series W—A, 6.25%, 12/31/19	4,450,000	4,049,500

New Zealand—2.8% New Zealand (Government of) Bonds: 8%, 2/15/01NZD 10%, 3/15/02NZD	19,440,000 16,800,000	8,614,972 7,747,403 16,362,375

Philippines—0.2% Philippines (Republic of) Bonds, 8.60%, 6/15/27(3)	1,500,000	993,750
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

South Africa—0.2% Eskom Depositary Receipts, Series E168, 11%, 6/1/08ZAR Total Foreign Government Obligations (Cost $102,318,050)	12,570,000	$ 1,501,429 96,484,748

Non-Convertible Corporate Bonds and Notes—7.6%

Basic Materials—1.2%

Chemicals—0.5% Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09	500,000	496,250

Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec. Disc. Nts., 13.08%, 12/31/09(6)	1,000,000	280,000

Lyondell Chemical Co.: 9.625% Sr. Sec. Nts., Series A, 5/1/07 9.875% Sec. Nts., Series B, 5/1/07 10.875% Sr. Sub. Nts., 5/1/09	250,000 250,000 250,000	243,125 243,125 235,625

NL Industries, Inc.: 11.75% Sr. Sec. Nts., 10/15/03 11.75% Sr. Sec. Nts., 10/15/03	57,000 28,000	57,855 28,420

Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07	500,000	332,500

Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29	400,000	404,502

Sterling Chemicals, Inc.: 11.75% Sr. Unsec. Sub. Nts., 8/15/06 12.375% Sr. Sec. Nts., Series B, 7/15/06	335,000 650,000	162,475 601,250 3,085,127

Metals—0.4% AK Steel Corp., 9.125% Sr. Nts., 12/15/06	1,215,000	1,163,362

Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03	1,000,000	685,000

Metallurg, Inc., 11% Sr. Nts., 12/1/07	450,000	362,250 2,210,612

Paper—0.3% Aracruz Celulose SA, 10.375% Debs., 1/31/02(4)	430,000	438,600

Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04	700,000	297,500

Repap New Brunswick, Inc.: 10.625% Second Priority Sr. Sec. Nts., 4/15/05 11.50% Sr. Sec. Nts., 6/1/04	300,000 200,000	310,875 224,000

Riverwood International Corp.: 10.625% Sr. Unsec. Nts., 8/1/07 10.875% Sr. Sub. Nts., 4/1/08	500,000 250,000	502,500 226,250 1,999,725

Capital Goods—0.4%

Aerospace/Defense—0.0% Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06	200,000	135,000

Industrial Services—0.2% Allied Waste North America, Inc., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09	1,000,000	947,500

United Rentals, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09	500,000	377,500 1,325,000
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Manufacturing—0.2% Blount, Inc., 13% Sr. Sub. Nts., 8/1/09	$ 700,000	$542,500

Caterpillar, Inc., 7.375% Unsec. Debs., 3/1/97	400,000	382,100

International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05	500,000	490,000 1,414,600

Communication Services—1.6%

Telecommunications: Long Distance—0.7% 360networks, Inc., 12% Sr. Unsec. Sub. Nts., 8/1/09	400,000	300,000

Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08	500,000	447,500

Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08	750,000	708,750

Intermedia Communications, Inc., 8.50% Sr. Nts., Series B, 1/15/08	500,000	352,500

Level 3 Communications, Inc., 11% Sr. Unsec. Nts., 3/15/08	200,000	177,000

Metromedia Fiber Network, Inc.: 10% Sr. Nts., 12/15/09 10% Sr. Unsec. Nts., Series B, 11/15/08	250,000 750,000	208,750 626,250

PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05	750,000	198,750

Vodafone Group plc, 7.75% Unsec. Unsub. Nts., 2/15/10(4)	400,000	414,733

WorldCom, Inc., 6.95% Sr. Unsec. Nts., 8/15/28	400,000	340,510

XO Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09	500,000	412,500 4,187,243

Telecommunications: Wireless—0.9% Crown Castle International Corp.: 9% Sr. Nts., 5/15/11 10.75% Sr. Nts., 8/1/11	500,000 350,000	486,250 365,750

Exodus Communications, Inc., 11.625% Sr. Nts., 7/15/10(4)	300,000	268,500

Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(8)	750,000	592,500

Nextel Communications, Inc.: 0%/9.95% Sr. Disc. Nts., 2/15/08(8) 9.375% Sr. Unsec. Nts., 11/15/09	200,000 500,000	146,500 467,500

Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(4)	250,000	281,250

ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(3)(9)	200,000	21,000

Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08	750,000	693,750

Spectrasite Holdings, Inc., 10.75% Sr. Unsec. Nts., Series B, 3/15/10	500,000	466,250

VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09	1,608,913	1,731,593 5,520,843

Consumer Cyclicals—0.8%

Autos & Housing—0.3% Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06	200,000	51,000

Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07(9)	300,000	76,500

D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10	400,000	378,000

Ford Motor Co., 7.70% Unsec. Debs., 5/15/97	400,000	364,87 8

Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06	500,000	377,500

Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05(3)	271,000	149,050

Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04(3)	400,000	376,000

Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09	200,000	98,000 1,870,928
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Leisure & Entertainment—0.2% Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07	$ 500,000	$ 460,000

Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07	500,000	487,500 947,500

Media—0.2% Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06	150,000	155,250

Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12	500,000	618,119

Time Warner, Inc., 9.125% Debs., 1/15/13	500,000	582,021 1,355,390

Retail: General—0.1% Wal-Mart Stores, Inc., 7.55% Sr. Unsec. Nts., 2/15/30	400,000	445,251

Consumer Staples—1.7%

Beverages—0.2% Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06	700,000	715,750

Coca-Cola Co. (The), 7.375% Debs., 7/29/93	360,000	344,342 1,060,092

Broadcasting—1.4% Adelphia Communications Corp., 9.375% Sr. Nts., 11/15/09	750,000	663,750

Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07	1,000,000	1,030,000

Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(8)	1,750,000	1,019,375

Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08	300,000	242,250

EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09	700,000	682,500

NTL Communications Corp., 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(8)	500,000	272,500

NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(8)	500,000	276,250

Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07	1,000,000	1,055,000

Sinclair Broadcast Group, Inc.: 8.75% Sr. Sub. Nts., 12/15/07 9% Sr. Unsec. Sub. Nts., 7/15/07	500,000 375,000	450,000 345,000

Telewest Communications plc: 9.625% Sr. Debs., 10/1/06 11% Sr. Disc. Debs., 10/1/07	500,000 1,000,000	432,500 895,000

United Pan-Europe Communications NV, 10.875% Sr. Unsec. Nts., Series B, 8/1/09	400,000	258,000

Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07	700,000	637,875 8,260,000

Entertainment—0.0% AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11	300,000	174,750

Food & Drug Retailers—0.1% Fleming Cos., Inc.: 10.50% Sr. Sub. Nts., Series B, 12/1/04 10.625% Sr. Sub. Nts., Series B, 7/31/07	300,000 500,000	234,000 345,000 579,000

Household Goods—0.0% Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06	200,000	148,000
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Energy—0.5%

Energy Services—0.4% Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05	$ 500,000	$ 516,875

Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09	250,000	249,063

Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05	750,000	806,250

R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08	500,000	547,500 2,119,688

Oil: Domestic—0.1% Conoco, Inc., 6.95% Sr. Unsec. Nts., 4/15/29	400,000	392,864

Financial—0.5%

Banks—0.2% ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts., Series B, 10/15/93	400,000	359,810

Bank of America Corp., 7.80% Jr. Unsec. Sub. Nts., 2/15/10	400,000	416,993

First Chicago Corp., 11.25% Sub. Nts., 2/20/01	250,000	251,317 1,028,120

Diversified Financial—0.2% General Electric Capital Corp., 7.25% Nts., Series A, 2/1/05	400,000	418,548

Goldman Sachs Group, Inc. (The), 7.80% Sr. Unsec. Unsub. Nts., Series B, 1/28/10	400,000	421,332

IBM Corp., 7.125% Sr. Unsec. Unsub. Debs., 12/1/96	400,000	374,435 1,214,315

Insurance—0.1% Citigroup, Inc., 6.875% Unsec. Nts., 2/15/98	450,000	398,659

Healthcare—0.1%

Healthcare/Drugs—0.0% Amgen, Inc., 8.125% Unsec. Debs., 4/1/97	91,000	93,799

Healthcare/Supplies & Services—0.1% Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08(2)(3) (9)	1,000,000	25,000

Tenet Healthcare Corp.: 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08M 9.25% Sr. Nts., 9/1/10	200,000 200,000	203,000 218,250 446,250

Technology—0.2%

Computer Services—0.1% EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07(4)	900,000	888,750

Electronics—0.1% Amkor Technologies, Inc., 9.25% Sr. Unsec. Nts., 5/1/06	500,000	473,750

Motorola, Inc., 5.22% Unsec. Debs., 10/1/97	140,000	86,858 560,608

Transportation—0.3%

Air Transportation—0.2% Amtran, Inc., 10.50% Sr. Nts., 8/1/04(3)	500,000	445,625

Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04	1,000,000	545,000 990,625

Railroads & Truckers—0.1% Norfolk Southern Corp., 7.90% Sr. Bonds, 5/15/97	400,000	399,014
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Utilities—0.3%

Electric Utilities—0.1% Calpine Corp., 8.75% Sr. Nts., 7/15/07	$ 400,000	$ 385,358

Gas Utilities—0.2% Funding Corp./Beaver Valley Funding Corp., 9% Second Lease Obligation Bonds, 6/1/17(3) Total Non-Convertible Corporate Bonds and Notes (Cost $50,172,610)	989,000	1,068,120 44,705,231

Convertible Corporate Bonds and Notes—0.7%

Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07(4)	1,000,000	740,000

Amkor Technologies, Inc., 5% Cv. Nts., 3/15/07(4)	750,000	499,688

CNET Networks, Inc. 5% Cv. Unsec. Nts., 3/1/06	1,000,000	661,250

Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07	500,000	510,625

Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 3/15/10	1,000,000	510,000

Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10(4)	700,000	509,250

Photronics, Inc., 6% Cv. Sub. Nts., 6/1/04 Total Convertible Corporate Bonds and Notes (Cost $4,770,253)	750,000	766,875 4,197,688

Structured Instruments—0.0%

Credit Suisse First Boston Corp. (New York Branch), Carnival Corp. Equity Linked Nts., 7%, 7/17/02(3) (Cost $156,164)	159,120	202,878
	Date	Strike	Contracts

Options Purchased—0.0%

Philip Morris Cos., Inc. Call (Cost $57,000)	1/22/01	$35	250	231,250
			Principal Amount

Repurchase Agreements—8.4%

Repurchase agreement with Banc One Capital Markets, Inc., 5.75%, dated 12/29/00, to be repurchased at $49,780,784 on 1/2/01, collateralized by U.S. Treasury Bonds, 6.625%--11.25%, 2/15/15--2/15/27, with a value of $9,228,432 and U.S. Treasury Nts., 5%--7.875%, 1/31/01--8/15/07, with a value of $41,586,388 (Cost $49,749,000)	$49,749,000	49,749,000

Total Investments, at Value (Cost $521,112,494)	99.2%	584,400,682

Other Assets Net of Liabilities Net Assets	0.8 100.0%	4,897,162 $589,297,844
Statement of Investments (Continued)

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD—Australian Dollar CAD—Canadian Dollar DKK—Danish Krone	GBP— British Pound Sterling NZD—New Zealand Dollar ZAR—South African Rand
1. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:
	Contracts Subject to Call	Expiration Date	Exercise Price	Premium Received	Market Value See Note 1

Aetna, Inc.	200	1/22/01	$ 80.00	$ 54,400	$ 20,000
Alkermes, Inc.	80	5/21/01	50.00	47,758	16,500
Analog Devices, Inc.	100	6/18/01	85.00	49,700	27,500
Bank of America Corp.	300	5/21/01	65.00	49,725	9,375
Brocade Communications Systems, Inc.	50	1/22/01	100.00	30,549	25,000
Burlington Northern Santa Fe Corp.	130	4/23/01	30.00	15,860	17,063
Chase Manhattan Corp.	400	6/18/01	65.00	43,799	25,000
Cisco Systems, Inc.	66	1/22/01	85.00	23,727	413
Clear Channel Communications, Inc.	20	1/22/01	90.00	14,940	-
Coherent, Inc.	210	5/21/01	75.00	67,620	9,188
Computer Associates International, Inc.	75	2/19/01	35.00	21,337	-
Computer Associates International, Inc.	75	2/19/01	40.00	11,962	-
Cooper Cameron Corp.	7	2/19/01	85.00	6,279	875
Dynegy, Inc.	75	3/19/01	55.00	38,211	60,000
Dynegy, Inc.	50	3/19/01	60.00	34,224	28,750
Dynegy, Inc.	120	6/18/01	55.00	97,140	123,000
Eastman Kodak Co.	160	4/23/01	55.00	26,520	3,000
Exxon Mobil Corp.	50	4/23/01	105.00	7,975	3,750
General Motors Corp., Cl. H	180	6/18/01	40.00	44,460	8,100
Hercules, Inc.	10	6/18/01	25.00	1,220	563
Human Genome Sciences, Inc.	30	4/23/01	105.00	49,641	17,625
Intel Corp.	320	1/22/01	90.00	101,520	-
Intel Corp.	400	4/23/01	65.00	78,800	7,500
International Business Machines Corp.	280	4/23/01	150.00	32,410	3,500
International Game Technology	140	4/23/01	40.00	43,330	136,500
Johnson & Johnson	90	1/22/01	115.00	23,355	2,813
Jones Apparel Group, Inc.	250	2/19/01	30.00	83,622	81,250
Knight Trading Group, Inc.	5	1/22/01	45.00	1,485	-
Knight Trading Group, Inc.	10	1/22/01	50.00	1,970	-
Merck & Co., Inc.	62	1/22/01	100.00	11,439	6,588
Methode Electronics, Inc., Cl. A	660	4/23/01	65.00	171,264	-
Morgan Stanley Dean Witter & Co.	40	4/23/01	110.00	11,880	5,500
Mylan Laboratories, Inc.	230	4/23/01	35.00	42,434	5,750
Peoplesoft, Inc.	120	4/23/01	55.00	85,137	29,250
Philip Morris Cos., Inc.	200	6/18/01	50.00	23,149	65,000
QLogic Corp.	40	1/22/01	140.00	31,879	750
RF Micro Devices, Inc.	190	5/21/01	50.00	39,804	34,435
SBC Communications, Inc.	140	4/23/01	65.00	36,432	5,250
STMicroelectronics NV, NY Registered Shares	110	4/23/01	60.00	58,850	19,250
Santa Fe International Corp.	80	1/22/01	50.00	17,760	-
Synopsys, Inc.	300	6/18/01	40.00	152,845	348,750
Teradyne, Inc.	230	4/23/01	70.00	28,060	25,875
Time Warner, Inc.	135	3/19/01	100.00	54,943	-
Transocean Sedco Forex, Inc.	100	5/21/01	70.00	28,450	12,500
Statement of Investments (Continued)

1. Outstanding written call and put options continued.
	Contracts Subject to Call	Expiration Date	Exercise Price	Premium Received	Market Value See Note 1

Tyco International Ltd.	120	4/23/01	$ 60.00	$ 55,138	$ 43,500
Viacom, Inc., Cl. B	165	1/22/01	80.00	51,068	-
Washington Mutual, Inc.	96	4/23/01	50.00	22,512	70,800
Yahoo!, Inc.	6	1/22/01	270.00	3,132	-
Yahoo!, Inc.	31	4/23/01	100.00	20,831	775
				$2,050,546	$1,301,238
	Contracts Subject to Call	Expiration Date	Exercise Price	Premium Received	Market Value See Note 1

Microsoft Corp.	90	4/23/01	$ 50.00	$ 66,479	$ 86,625
2. Non-income-producing security.
3. Identifies issues considered to be illiquid or restricted-See Note 7 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,432,021 or 1.60% of the Fund’s net assets as of December 31, 2000.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6. Zero-coupon bond reflects the effective yield on the date of purchase.
7. Represents the current interest rate for a variable or increasing rate security.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Issuer is in default.

See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value (cost $521,112,494)-see accompanying statement	$584,400,682

Cash-collateral for Microsoft Corp. put	140,650

Receivables and other assets: Interest Shares of beneficial interest sold Other Total assets	4,525,036 2,900,626 191,180 6,089 592,164,263

Liabilities Bank overdraft	14,953

Unrealized depreciation on foreign currency contracts	10,518

Options written, at value (premiums received $2,117,025)-see accompanying statement	1,387,863

Payables and other liabilities: Investments purchased Shares of beneficial interest redeemed Trustees’ compensation Transfer and shareholder servicing agent fees Other Total liabilities	1,081,652 327,804 2,230 16 41,383 2,866,419

Net Assets	$589,297,844

Composition of Net Assets Par value of shares of beneficial interest	$ 35,603

Additional paid-in capital	473,435,465

Undistributed net investment income	22,670,745

Accumulated net realized gain on investments and foreign currency transactions	29,091,035

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies Net assets-applicable to 35,602,797 shares of beneficial interest outstanding	64,064,996 $589,297,844

Net Asset Value, Redemption Price Per Share and Offering Price Per Share See accompanying Notes to Financial Statements.	$16.55
Statement of Assets and Liabilities December 31, 2000

Investment Income Interest (net of foreign withholding taxes of $4,005)	$23,768,730

Dividends (net of foreign withholding taxes of $69,480) Total income	5,206,625 28,975,355

Expenses Management fees	4,090,208

Custodian fees and expenses	67,649

Trustees’ compensation	10,277

Transfer and shareholder servicing agent fees	1,932

Other Total expenses Less expenses paid indirectly Net expenses	134,008 4,304,074 (11,724) 4,292,350

Net Investment Income	24,683,005

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)
Closing and expiration of option contracts written
Foreign currency transactions
Net realized gain	33,243,704 1,658,405 (2,582,418) 32,319,691

Net change in unrealized depreciation on: Investments Translation of assets and liabilities denominated in foreign currencies Net change Net realized and unrealized gain	(15,487,439) (5,099,283) (20,586,722) 11,732,969

Net Increase in Net Assets Resulting from Operations See accompanying Notes to Financial Statements.	$36,415,974
Statements of Changes in Net Assets
	Year Ended December 31,
	2000	1999

Operation Net investment income	$ 24,683,005	$ 26,455,258

Net realized gain (loss)	32,319,691	36,392,711

Net change in unrealized appreciation (depreciation) Net increase in net assets resulting from operations	(20,586,722) 36,415,974	36,415,974 65,988,383

Dividends and/or Distributions to Shareholders Dividends from net investment income	(26,143,340)	(20,765,472)

Distributions from net realized gain	(37,970,659)	(30,037,334)

Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions	38,213,035	(58,736,044)

Net Assets Total increase (decrease)	10,515,010	(43,550,467)

Beginning of period End of period (including undistributed net investment income of $22,670,745 and $25,784,656, respectively)	578,782,834 $589,297,844	622,333,301 $578,782,834
See accompanying Notes to Financial Statements.
Financial Highlights
	Year Ended December 31,
	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$17.46	$17.05	$17.01	$15.63	$14.55

Income from investment operations: Net investment income Net realized and unrealized gain	.72 .38	.82 1.04	.71 .42	.62 1.95	.72 1.45

Total income from investment operations	1.10	1.86	1.13	2.57	2.17

Dividends and/or distributions to shareholders: Dividends from net investment income Distributions from net realized gain	(.82) (1.19)	(.59) (.86)	(.16) (.93)	(.61) (.58)	(.74) (.35)

Total dividends and/or distributions to shareholders	(2.01)	(1.45)	(1.09)	(1.19)	(1.09)

Net asset value, end of period	$16.55	$17.46	$17.05	$17.01	$15.63

Total Return, at Net Asset Value(1)	6.44%	11.80%	6.66%	17.22%	15.50%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$589,298	$578,783	$622,333	$637,54 5	$484,285

Average net assets (in thousands)	$566,724	$593,151	$640,131	$564,369	$428,277

Ratios to average net assets:(2) Net investment income Expenses	4.36% 0.76%	4.46% 0.73%	4.05% 0.76%(3)	3.86% 0.75%(3)	4.89% 0.77% (3)

Portfolio turnover rate	42%	17%	43%	42%	40%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Multiple Strategies Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of December 31, 2000, the market value of these securities comprised less than 0.1% of the Fund’s net assets and resulted in unrealized gains in the current period of $46,714.
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2000, securities with an aggregate market value of $122,500, representing 0.02% of the Fund’s net assets, were in default.
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Notes to Financial Statements

1. Significant Accounting Policies (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $3,164,521, a decrease in undistributed net investment income of $1,653,576, and a decrease in accumulated net realized gain on investments of $1,510,945. This reclassification includes $3,164,521 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
        The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $2,003,025 decrease to cost of securities and a corresponding $2,003,025 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	5,866,277	$ 97,138,029	1,494,012	$ 25,019,610
Dividends and/or distributions reinvested	3,923,745	64,113,999	3,209,274	50,802,806
Redeemed	(7,335,615)	(123,038,993)	(8,052,445)	(134,558,460)
Net decrease	2,454,407	$ 38,213,035	(3,349,159)	$(58,736,044)
Notes to Financial Statements (Continued)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $223,451,408 and $235,900,737, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $521,477,407 was:
Gross unrealized appreciation	$100,184,089
Gross unrealized depreciation	(37,260,815)
Net unrealized appreciation	$ 62,923,274
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund’s management fee for the year ended December 31, 2000 was an annualized rate of 0.72%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
        Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 2000, the Fund had outstanding foreign currency contracts as follows:
Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of December 31, 2000	Unrealized Depreciate

Contracts to Sell Euro (EUR)	1/3/01	1,048 EUR	$983,929	$10,518
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
Notes to Financial Statements (Continued)

6. Option Activity (continued)
        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2000, was as follows:
	Call Options		Put Options
	Amount of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 1999	2,352	$ 1,252,164	-	$ -
Options written	14,407	5,078,053	90	66,479
Options closed or expired	(6,279)	(3,015,955)	-	-
Options exercised	(3,542)	(1,263,716)	-	-
Options outstanding as of December 31, 2000	6,938	$ 2,050,546	90	$66,479
7. Illiquid or Restricted Securities
As of December 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2000, was $16,433,869, which represents 2.79% of the Fund’s net assets, of which $1,372 is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of December 31, 2000	Unrealized Depreciation

Stocks and Warrants Intermedia Communications, Inc.	9/29/98- 12/29/98	$15.25	$6.83	$1,692
Independent Auditors’ Report

To the Board of Trustees and Shareholders of Oppenheimer Multiple Strategies Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Multiple Strategies Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado January 23, 2001
Shareholder Meeting (Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1:
Election of Trustees

Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.055	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407
For	Against	Withheld/Abstain	Total

Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407
Proposal No. 3(a):
Approval to eliminate the fundamental policy for Oppenheimer Multiple Strategies Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
29,656,287.852	1,979,686.048	1,698,438.100	33,334,412.000
Proposal No. 3(b): Approval to eliminate the fundamental policy for Oppenheimer Multiple Strategies Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
28,775,679.797	2,678,150.094	1,880,582.109	33,334,412.000
Proposal No. 3(C): Approval to eliminate the fundamental policy for Oppenheimer Multiple Strategies Fund/VA on investing in oil, gas or other mineral explorations or development programs.
30,007,711.886	1,665,841.323	1,660,858.791	33,334,412.000
Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Multiple Strategies Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
29,605,876.977	1,976,178.881	1,752,356.142	33,334,412.000
Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        Dividends and distributions of $2.0082 per share were paid to shareholders on March 17, 2000, of which $1.0480 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
        Dividends paid by the Fund during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 14.85% to arrive at the net amount eligible for the corporate dividend-received deduction.
        During the fiscal year ended December 31, 2000, shareholders redeemed $3,164,521 from the Fund. A portion of these proceeds received by shareholders represent Long-Term Capital Gain distributions in the amount of $2,169,283. This notification is to meet certain IRS requirements.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Global Securities Fund/VA
A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Michael S. Levine, Vice President
Richard H. Rubinstein, Vice President
William L. Wilby, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Oppenheimer Global Securities Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.